2015 Fourth Quarter Earnings Presentation January 28, 2016 Exhibit 99.2

Agenda INTRODUCTION • Craig Dahl (Chief Executive Officer) HIGHLIGHTS / REVENUE / LOANS AND LEASES / CREDIT • Craig Dahl EXPENSES / DEPOSITS / INTEREST RATES / CAPITAL • Brian Maass (Chief Financial Officer, Treasurer) CLOSING COMMENTS • Craig Dahl Q&A 2

• Key organizational changes position us to better execute against our strategic pillars in 2016 • Strong loan and lease originations continued to positively impact revenue • Operating leverage improved through increased revenue and well- controlled expenses • Diversification philosophy continues to promote strong credit quality Fourth Quarter Observations 3 Diversification 1 Profitable Growth 2 Operating Leverage 3 Core Funding 4

1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 Includes loans held for sale As a % of average assets: Net interest income 4.07% 3.05% Non-interest income 2.29% 1.25% Revenue 6.36% 4.30% Return on average assets 1.08% 0.99% Yield on loans and leases4 4.89% 4.39%5 Rate on deposits 0.34% 0.30% Net interest margin 4.35% 3.41% Average balances as a % of average assets: Loans and leases 85.8% 65.6% Deposits 80.6% 76.0% Borrowings 5.1% 10.7% Equity 11.3% 11.8% TCF 4Q151 Peer Group1,2,3 3Q15 Average Well Positioned in the Banking Industry 4 • Higher margin due to more loans and leases as a percentage of average assets and a higher yielding loan portfolio • More non-interest income as a percentage of average assets due to a large and diversified base of revenue sources • More assets funded with deposits 4

2015 Highlights vs. 2014 Revenue $1.3 billion Period-end Loans & Leases $17.4 billion Loan & Lease Originations $15.3 billion Average Deposits $15.9 billion Provision for Credit Losses $52.9 million Return on Average Assets1 1.03% Return on Average Tangible Common Equity1,3 10.48% 1 Annualized 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 5 13.1% 7 bps 6.3% 40 bps 1.1% 44.7% Tangible Book Value per Common Share2 $10.59 Earnings per share of $1.07, an increase of 13.8% from 2014 6.7% 9.0%

Fourth Quarter 2015 Highlights vs. Fourth Quarter 2014 Revenue $321.3 million Non-accrual Loans & Leases $200.5 million Loan & Lease Originations $3.8 billion Average Deposits $16.3 billion Provision for Credit Losses $17.6 million Return on Average Assets1 1.08% Return on Average Tangible Common Equity1,3 10.82% 6 68.3% 2.4% 602 bps 11.2% Tangible Book Value per Common Share2 $10.59 Earnings per share of 29 cents, an increase of 141.7% from the fourth quarter of 2014 1 Annualized 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 6.4% 55 bps 9.0% 7.5%

Investments and other 1% Consumer real estate & other (first mortgages) 16% Consumer real estate (junior liens) 18% Auto finance 12% Leasing and equipment finance 19% Commercial 15% Inventory finance 14% Loans and leases held for sale 2% Securities 3%350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 12/14 3/15 6/15 9/15 12/15 $110 $101 $113 $112 $116 4.49% 4.50% 4.44% 4.40% 4.35% Net Interest Margin1 1 Annualized 2 Interest income presented on a fully tax-equivalent basis 4Q15 revenue impacted by: • Higher average loan and lease balances in the auto finance, inventory finance and leasing and equipment finance portfolios • Increased servicing fee income 4Q15 net interest margin impacted by: • Margin compression resulting from the impact of the competitive low interest rate environment on the asset composition and higher rates on total deposits, driven primarily by certificates of deposits, acquired at market rates to fund asset growth Fourth Quarter 2015 Highlights – Revenue 7 REVENUE DIVERSIFICATION $227 million Non-interest Income Interest Income2 ($ millions) $204 $203 $206 $206 $205 Non-interest Income Net Interest Income $116 million $314 $304 $319 $318 $321 Other 2% Fees and service charges 33% ATM revenue 4% Card revenue 12% Leasing and equipment finance 28% Gains on sales of consumer real estate loans, net 11% Gains on sales of auto loans, net 3% Servicing fee income 7% Strategic Pillars Diversification 1 Profitable Growth 2

1 12/11 12/12 12/13 12/14 12/15 10% 21% 22% 4% 16% 27% 10% 22% 20% 8% 16% 24% 11% 23% 19% 12% 16% 19% • Year-over-year loan and lease growth of 6.3% • Auto Finance and Inventory Finance portfolios accounted for 28% of total loans and leases vs. 5% at year end 2011 • Consumer real estate first lien mortgages accounted for 15% of total loans and leases vs. 34% at year end 2011 • No single asset class greater than 25% of the total portfolio • Able to shift originations in response to market conditions 54% Wholesale 46% Retail Loan and Lease Portfolio 8 ($ millions) 5% 22% 24% 15% 34% 1 Auto Finance loan and lease portfolio totaled $3.6 million at 12/11 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage $16,402 $15,847 $15,426 $14,150 $17,436 13% 23% 18% 15% 16% 15% Strategic Pillar Diversification 1

($ millions) 4Q14 4Q15 Change Period Beginning Balance $ 16,530 $ 17,317 $787 New Originations 3,459 3,845 386 Less Run-off2 2,448 2,895 447 Subtotal 1,011 950 (61) Annualized Growth Rate3 24% 22% Less Loan & Lease Sales 1,007 673 (334) Period Ending Balance $ 16,534 $ 17,594 $1,060 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers Originations Sales Consumer Real Estate $69 $(224) Auto Finance 94 (96) Total Retail 163 (320) Commercial 167 1 Leasing 61 (15) Inventory Finance4 (5) — Total Wholesale 223 (14) Total Lending $386 $(334) • Continued strong origination capabilities • 4Q15 vs. 4Q14: Originated more and sold less • Originate to sell capability a core competency LOAN AND LEASE ORIGINATION OPPORTUNITIES CONTINUE 9 Loan and Lease Rollforward1 Change in Originations & Sales (4Q15 vs 4Q14) Strategic Pillars Diversification 1 Profitable Growth 2

($ millions) 2014 2015 Change Period Beginning Balance $ 15,927 $ 16,534 $607 New Originations 13,490 15,252 1,762 Less Run-off2 10,062 11,516 1,454 Subtotal 3,428 3,736 308 Annualized Growth Rate3 22% 23% Less Loan & Lease Sales 2,821 2,676 (145) Period Ending Balance $ 16,534 $ 17,594 $1,060 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers • Continued strong origination capabilities • 2015 vs. 2014: Originated more and sold less • Originate to sell capability a core competency LOAN AND LEASE ORIGINATION OPPORTUNITIES CONTINUE 10 Change in Originations & Sales (2015 vs 2014) Originations Sales Consumer Real Estate $666 $(154) Auto Finance 360 14 Total Retail 1,026 (140) Commercial 279 3 Leasing 95 (8) Inventory Finance4 362 — Total Wholesale 736 (5) Total Lending $1,762 $(145) Loan and Lease Rollforward1 Strategic Pillars Diversification 1 Profitable Growth 2

Other Auto Consumer Real Estate & Other Consumer 1,000 800 600 400 200 0 12/14 3/15 6/15 9/15 12/15 ($ millions) • Core competency since 4Q11 • Provides flexibility to the organization: • Diversifies areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source • Completed auto securitization of $256.3 million in 4Q15 resulting in a gain of $3.5 million • Sold $389.1 million of consumer real estate loans in 4Q15 resulting in a gain of $13.0 million 1 Includes correspondent lending first mortgage sales of $76.8 million in 4Q15, $76.7 million in 3Q15, $74.5 million in 2Q15, $61.8 million in 1Q15 and $39.2 million in 4Q14 2 Excludes 4Q14 TDR portfolio loan sale of $405.9 million (servicing released) Loan and Lease Sales and Revenue 11 2 1 $482 $601 $819 $703 $673 40 30 20 10 0 12/14 3/15 6/15 9/15 12/15 $26 $22 $30 $26 $25 LOAN AND LEASE SALES IMPACT ON REVENUE Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net Strategic Pillars Diversification 1 Profitable Growth 2

Servicing Fee Income Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF • Serviced for others portfolio contributes to revenue through gains on sales of loans and servicing fees: • $672.6 million of loan sales for a gain of $16.5 million in 4Q15 • Steady growth of servicing fee income is a growing proportion of loan sale revenue Serviced for Others Portfolio $4.3 billion Portfolio Loans and Leases & Loans and Leases Held for Sale1 $17.7 billion 1 Includes operating leases Managed Portfolio 22,000 20,000 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 10.0 8.0 6.0 4.0 2.0 0.0 12/14 3/15 6/15 9/15 12/15 $6.4 $7.3 $7.2 $8.0 $8.6 1 ($ millions) ($ millions) $20,060 $20,881 $21,050 $21,512 $21,988 12 Strategic Pillars Profitable Growth 2 Operating Leverage 3

• Competitive marketplace; TCF continues to focus on niche lending markets • Disciplined pricing; strong execution on pricing allows for maintained yields while still growing the portfolio UTILIZE DIVERSE LENDING MIX TO REMAIN COMPETITIVE DESPITE LOW RATE ENVIRONMENT 13 1 Annualized and presented on a fully tax-equivalent basis 2 Impacted by program extension 3 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of September 30, 2015 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not available 4Q14 1Q15 2Q15 3Q15 4Q15 Consumer Real Estate: First mortgages 5.26% 5.57% 5.29% 5.28% 5.31% Junior liens 5.69 5.63 5.58 5.51 5.54 Commercial 4.32 4.37 4.30 4.26 4.40 Leasing & Equipment Finance 4.74 4.66 4.66 4.59 4.55 Inventory Finance 5.56 5.71 5.61 5.83 5.66 Auto Finance 4.24 4.18 4.11 4.13 4.17 Total Loans and Leases 4.96 5.00 4.90 4.88 4.89 Peer Group3 Average 4.52 4.40 4.39 4.39 N.A. Loan and Lease Yields1 2 Strategic Pillar Profitable Growth 2

PROVISION FOR CREDIT LOSSES 60 50 40 30 20 10 0 12/14 3/15 6/15 9/15 12/15 $16 $13 $13 $10 $18 $22 $18 $56 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized ($ millions) Stabilizing Credit Performance 14 0.30% 0.20% 0.10% 0.00% 12/14 3/15 6/15 9/15 12/15 0.14% 0.14% 0.10% 0.17% 0.11% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 12/14 3/15 6/15 9/15 12/15 0.40% 0.28% 0.41% 0.23% 0.29% 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 12/14 3/15 6/15 9/15 12/15 1.71% 1.66% 1.56% 1.53% 1.43% ($ millions) 2 Normal Provision Added Reserve TDR Sale 60+ DAY DELINQUENCIES1 NET CHARGE-OFF RATIO NON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned $282 $285 $264 $265 $250 Strategic Pillar Diversification 1

1 Annualized N.M. Not meaningful Net Charge-off Ratio 15 Quarter Ended1 Change from Quarter Ended Dec. 31, 2014 Mar. 31, 2015 Jun. 30, 2015 Sep. 30, 2015 Dec. 31, 2015 Dec. 31, 2014 Consumer real estate: First mortgage lien 0.80% 0.62% 0.79% 0.53% 0.54% (26) bps Junior lien 0.46 0.38 0.59 0.11 0.17 (29) Total consumer real estate 0.66 0.51 0.69 0.32 0.34 (32) Commercial 0.12 (0.07) 0.21 — 0.05 (7) Leasing and equipment finance 0.08 0.10 0.16 0.09 0.16 8 Inventory finance 0.12 0.08 0.11 0.03 0.05 (7) Auto finance 0.83 0.66 0.66 0.62 0.75 (8) Other N.M. N.M. N.M. N.M. N.M. N.M. Total 0.40 0.28 0.41 0.23 0.29 (11) Strategic Pillar Diversification 1 • Seasonality of auto finance with year-over-year improvement • Total levels of net charge-offs performing in low end of the expected range

KEY DRIVERS • Business model requires higher compensation and employee benefits expense to originate and service loans and leases • Loan and lease portfolio makes up 84% of total assets • Serviced for others portfolio expense offset in revenue • Business model emphasizes small transaction sizes to mitigate credit exposure • Compensation and employee benefits expense down primarily due to non- recurring items, including the annual pension plan valuation adjustment resulting from an increase to the discount rate 16 Expense as % of Total Avg Assets & Avg Serviced for Others Portfolio1: 3.94% 3.94% 3.78% 1 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $22,520 $23,053 $23,582 $23,859 3.73% $24,373 3.65% Non-interest Expense 250 200 150 100 50 0 12/14 3/15 6/15 9/15 12/15 $116 $116 $116 $117 $109 $99 $103 $98 $96 $100 $7 $8 $9 $9 $14 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other (including FDIC Insurance, Advertising & Marketing, Occupancy & Equipment, Foreclosed Real Estate and Other Credit Costs) Compensation & Employee Benefits $222 $227 $223 $222 $223 Efficiency Ratio: 70.7% 74.6% 69.8% 70.0% 69.3% Strategic Pillars Profitable Growth 2 Operating Leverage 3

16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 2011 2012 2013 2014 2015 17 • Average total deposits have increased for 21 consecutive quarters, funding asset growth • Checking account attrition rate improved by 280 bps year-over- year • Over 90% of total deposits are insured by FDIC 0.38% 0.31% 0.26% 0.26% 0.30% Average interest cost: LOW-COST DEPOSIT BASE AVERAGE RATE OF 0.30% FOR 2015 Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking $11,953 $13,160 $14,210 $14,943 $15,945 Strategic Pillars Profitable Growth 2 Core Funding 4

42% 19% 39% 40% 41% 19% Well Positioned for Rising Interest Rates 18 EARNING ASSETS DEPOSITS • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • 56% of loan and lease balances are expected to reprice, amortize or prepay in the next 12 months • 61% of deposits are low or no interest cost with an average balance of $9.9 billion and an average cost of one basis point for the fourth quarter of 2015 Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer) Fixed Rate - Long Duration (Investments, Securities, Consumer Real Estate) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Low Interest Cost No Interest Cost Other At December 31, 2015 Strategic Pillars Diversification 1 Profitable Growth 2

1 The regulatory capital ratios for 4Q15 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 19 3Q15 4Q15 Common equity Tier 1 capital ratio1 10.04% 10.00% Tier 1 risk-based capital ratio1 11.62% 11.54% Total risk-based capital ratio1 13.84% 13.71% Tier 1 leverage ratio1 10.43% 10.46% Tangible common equity ratio2 8.86% 8.79% TCF FINANCIAL CORPORATION CAPITAL RATIOS • Maintained strong capital ratios as earnings accumulation supports asset growth • Common stock dividend of 7.5 cents per share declared on January 22, 2016 Capital

STRATEGIC PILLARS STATUS DIVERSIFICATION • No single asset class greater than 25% of loan and lease portfolio • Loan and lease diversification resulting in stabilization of credit quality PROFITABLE GROWTH • Strong loan and lease originations continue • Strong net interest income despite competitive low interest rate environment • National lending growth resulting in increased fee revenue opportunities OPERATING LEVERAGE • Expenses as a percentage of total average assets and average serviced for others portfolio continues to decline • Focus on various expense initiatives CORE FUNDING • Average total deposits have increased for 21 consecutive quarters • Improvement in account attrition rates and the launch of credit card to drive more wallet share 1 2 3 4 Execution under a strong enterprise risk management and credit culture Summary 20

Appendix

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT Any statements contained in this earnings release presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2014, the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain (continued) 22

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT (cont) variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF's fee revenue; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines; deficiencies in TCF's compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands; ability to attract and retain employees given competitive conditions and the impact of consolidating facilities. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; and possible increases in indemnification obligations for certain litigation against Visa U.S.A.  Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 23

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – RETURN ON AVERAGE TANGIBLE COMMON EQUITY[1]

($ thousands)

	QTD Dec. 31, 2014	QTD Dec. 31, 2015	YTD Dec. 31, 2014	YTD Dec. 31, 2015
Computation of return on average tangible common equity:				
Net income available to common stockholders	$ 19,141	$ 47,645	$ 154,799	$ 177,735
Other intangibles amortization, net of tax	266	251	1,062	1,000
Adjusted net income available to common stockholders	$ 19,407	$ 47,896	$ 155,861	$ 178,735
Average balances:				
Total equity	$ 2,124,237	$ 2,281,994	$ 2,058,442	$ 2,217,204
Less: Non-controlling interest in subsidiaries	14,835	18,976	17,014	19,514
Total TCF Financial Corporation stockholders' equity	2,109,402	2,263,018	2,041,428	2,197,690
Less:				
Preferred stock	263,240	263,240	263,240	263,240
Goodwill	225,640	225,640	225,640	225,640
Other intangibles	4,874	3,342	5,498	3,913
Average tangible common equity	$ 1,615,648	$ 1,770,796	$ 1,547,050	$ 1,704,897
Return on average tangible common equity[2]	4.80%	10.82%	10.08%	10.48%

[1] When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

[2] Annualized

24

1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – TANGIBLE COMMON EQUITY RATIO AND TANGIBLE BOOK VALUE PER COMMON SHARE1 25 ($ thousands, except per share data) Dec. 31, 2014 Sep. 30, 2015 Dec. 31, 2015 Computation of tangible common equity ratio: Total equity $ 2,135,364 $ 2,273,147 $ 2,306,917 Less: Non-controlling interest in subsidiaries 13,715 18,500 16,001 Total TCF Financial Corporation stockholders' equity 2,121,649 2,254,647 2,290,916 Less: Preferred stock 263,240 263,240 263,240 Goodwill 225,640 225,640 225,640 Other intangibles 4,641 3,518 3,126 Tangible common equity $ 1,628,128 $ 1,762,249 $ 1,798,910 Total assets $ 19,394,611 $ 20,125,936 $ 20,691,704 Less: Goodwill 225,640 225,640 225,640 Other intangibles 4,641 3,518 3,126 Tangible assets $ 19,164,330 $ 19,896,778 $ 20,462,938 Tangible common equity ratio 8.50% 8.86% 8.79% Computation of tangible book value per common share: Tangible common equity $ 1,628,128 $ 1,762,249 $ 1,798,910 Common stock shares outstanding 167,461,002 169,430,576 169,844,464 Tangible book value per common share $ 9.72 $ 10.40 $ 10.59